UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2016

Power REIT

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

000-54560

(Commission File Number)

45-3116572

(IRS Employer Identification No.)

301 Winding Road

Old Bethpage, NY 11804

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (212) 750-0371

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5: CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Shareholders

Power REIT’s (the “Trust”) 2016 Annual Meeting of shareholders was held on June 13, 2016. For more information on the following proposals, see the company’s proxy statement dated May 13, 2016, the relevant portions of which are incorporated herein by reference.

Below are the final voting results.

1)	Shareholders elected each of the four nominees to the Board of Trustees for a one-year term

	For	Withheld
David H. Lesser	716,573	83,662
Virgil E. Wenger	716,712	83,523
Patrick R. Haynes, III	718,201	82,034
William S. Susman	680,202	120,033
Justinian Hobor	746,023	54,212

2)	Shareholders ratified MaloneBailey LLP as the Trust’s independent audit firm for 2016.

For	Against	Abstain
733,337	40,755	26,143

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 14, 2016

Power REIT

By:	/s/ David H. Lesser
David H. Lesser
Chairman, CEO, Secretary, & Treasurer